UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22252

Name of Fund: BlackRock Fixed Income Value Opportunities

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Fixed

Income Value Opportunities, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1	–	Report to Stockholders

December 31, 2010

Annual Report

BlackRock Fixed Income Value Opportunities

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	23.27%	15.06%
US small cap equities (Russell 2000 Index)	29.38	26.85
International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of December 31, 2010

Trust Overview

BlackRock Fixed Income Value Opportunities’ (the “Trust”) investment objective is to seek to provide high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12-month period ended December 31, 2010, the Trust returned 10.43% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average total return of 16.13% based on NAV. All returns reflect reinvestment of dividends. Contributing positively to performance for the period was the Trust’s exposure to spread sectors, including commercial mortgage-backed securities, nonagency residential mortgage-backed securities, high yield debt (including bank loans) and investment grade corporate debt, as these sectors benefited from a gradually improving economy along with accommodative monetary and fiscal policy. The Trust transacts in credit default swaps on single-name issues to hedge credit risk associated with individual corporate issuers. During the period, these hedge positions detracted modestly from fund performance. In addition, the Trust’s relatively low exposure to bank loans was a detractor as the asset class performed well relative to other fixed income sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to changes based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Initial Offering Date	February 27, 2009
Termination Date (on or about)	December 31, 2014
Yield based on Net Asset Value as of December 31, 2010 ($1,165.81)[1]	7.72%
Current Quarterly Distribution per share[2]	$22.50
Current Annualized Distribution per share[2]	$90.00
Leverage as of December 31, 2010[3]	1%

[1]	Yield on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents reverse repurchase agreement as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

The table below summarizes the changes in the Trust’s NAV per share:

	12/31/10	12/31/09	Change	High	Low
Net Asset Value	$1,165.81	$1,185.43	(1.66)%	$1,257.52	$1,164.48

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition	12/31/10	12/31/09
Non-Agency Mortgage-Backed Securities	63%	73%
Corporate Bonds	26	16
Floating Rate Loan Interests	5	8
Asset-Backed Securities	3	2
Taxable Municipal Bonds	2	1
Common Stocks	1	–

Credit Quality Allocation[1]	12/31/10	12/31/09
AAA/Aaa	38%	53%
AA/Aa	5	7
A	13	5
BBB/Baa	8	9
BB/Ba	7	7
B	9	12
CCC/Caa	14	7
Less than CCC/Caa	6	–

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage by borrowing through entering into reverse repurchase agreements. In addition, the Trust participated in the Term Asset-Backed Securities Loan Facility during the year. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s holders of shares will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays interest expense on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on the Trust’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders of the Trust and may reduce income.

Under the Investment Company Act of 1940, the Trust is permitted to borrow through entering into reverse repurchase agreements up to 33 1/3% of its total managed assets. As of December 31, 2010, the Trust had outstanding leverage from borrowings as a percentage of its total managed assets of 1%.

Derivative Financial Instruments

The Trust may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	5

Schedule of Investments December 31, 2010
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%,
5/25/36 (a)	USD	2,334	$1,872,206
Series 2006-11, Class 1AF2, 6.02%,
9/25/46 (a)		2,608	2,103,834
Series 2006-13, Class 1AF2, 5.88%,
1/25/37		1,523	1,393,016
Series 2007-4, Class A1A, 0.38%,
2/25/27 (a)		1,134	1,097,007
Series 2007-12, Class 2A1, 0.61%,
5/25/29 (a)		1,569	1,495,817
Morgan Stanley Structured Trust, Series 2007-1,
Class A1, 0.34%, 6/25/37 (a)		1,546	1,256,673
Residential Asset Mortgage Products, Inc.,
Series 2007-RS2, Class A1, 0.38%, 7/25/29 (a)		515	498,321
SLC Student Loan Trust, Series 2006-A,
Class A4, 0.41%, 1/15/19 (a)		1,180	1,126,578
Structured Asset Securities Corp.,
Series 2007-BC4, Class A3, 0.51%, 11/25/37 (a)		1,384	1,329,988

Total Asset-Backed Securities – 3.4%			12,173,440

Common Stocks	Shares
Media – 0.1%
HMH Holdings (b)		52,852	264,260

Corporate Bonds	Par (000)
Advertising – 0.0%
Affinion Group, Inc.,
7.88%, 12/15/18 (c)	USD	170	165,750

Aerospace & Defense – 0.5%
Sequa Corp.,
11.75%, 12/01/15 (c)		1,620	1,733,400

Airlines – 1.3%
American Airlines, Inc.,
10.50%, 10/15/12		2,000	2,192,500
Continental Airlines, Inc.,
6.75%, 9/15/15 (c)		900	927,000
United Air Lines, Inc.,
12.75%, 7/15/12		1,486	1,660,235

			4,779,735

Building Products – 0.4%
Ply Gem Industries, Inc.,
11.75%, 6/15/13		1,500	1,605,000

Commercial Banks – 2.3%
HSBC Bank USA, N.A.,
4.63%, 4/01/14 (d)		5,000	5,213,250
Regions Financial Corp.,
6.38%, 5/15/12		2,820	2,872,875

			8,086,125

Corporate Bonds
Diversified Financial Services – 3.7%
The Bear Stearns Cos. LLC,
6.95%, 8/10/12 (d)		5,000	5,454,980
BP Capital Markets Plc,
5.25%, 11/07/13 (e)		7,000	7,581,091

			13,036,071

Diversified Telecommunication Services – 0.9%
Qwest Corp.:
8.88%, 3/15/12		610	659,563
8.38%, 5/01/16		500	592,500
TELUS Corp.,
8.00%, 6/01/11 (d)(e)		1,924	1,976,467

			3,228,530

Health Care Providers & Services – 0.3%
HCA, Inc.,
9.13%, 11/15/14		1,089	1,142,089

Hotels, Restaurants & Leisure – 0.5%
MGM Resorts International,
13.00%, 11/15/13		1,615	1,909,737

Household Durables – 0.6%
Beazer Homes USA, Inc.,
12.00%, 10/15/17		1,800	2,074,500

Independent Power Producers & Energy Traders – 0.1%
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
8.00%, 6/01/16 (c)		500	531,250

Insurance – 1.5%
Metropolitan Life Global Funding I,
5.13%, 4/10/13 (c)(d)		5,000	5,383,590

Media – 4.5%
CCH II LLC/CCH II Capital Corp.,
13.50%, 11/30/16		1,975	2,355,187
Cox Communications, Inc.,
7.13%, 10/01/12 (d)		5,000	5,483,605
Thomson Reuters Corp.,
5.95%, 7/15/13 (d)(e)		2,000	2,220,204
Time Warner Cable, Inc.,
5.40%, 7/02/12 (d)		5,000	5,308,155
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
8.13%, 12/01/17 (c)(e)		500	522,500

			15,889,651

Metals & Mining – 0.3%
Steel Dynamics, Inc.,
7.38%, 11/01/12		1,000	1,055,000

Multiline Retail – 0.2%
Rite Aid Corp.,
8.00%, 8/15/20		570	593,512

Multi-Utilities – 3.7%
Dominion Resources, Inc.,
8.88%, 1/15/19 (d)		2,000	2,591,428
DTE Energy Co.,
7.05%, 6/01/11 (d)		5,000	5,125,845
Potomac Electric Power Co.,
4.65%, 4/15/14 (d)		5,000	5,377,069

			13,094,342

Trust Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	EUR	Euro	GO	General Obligation
	GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels – 1.7%
Arch Coal, Inc.,
7.25%, 10/01/20	USD	533	$562,315
Chesapeake Energy Corp.,
7.63%, 7/15/13		1,325	1,435,969
Enbridge Energy Partners LP,
9.88%, 3/01/19 (d)		3,000	3,944,979

			5,943,263

Paper & Forest Products – 0.4%
NewPage Corp.,
11.38%, 12/31/14		1,490	1,400,600

Real Estate Investment Trusts (REITs) – 0.3%
Omega Healthcare Investors, Inc.,
7.50%, 2/15/20		890	935,613

Textiles, Apparel & Luxury Goods – 0.4%
Phillips-Van Heusen Corp.,
7.38%, 5/15/20		1,360	1,445,000

Wireless Telecommunication Services – 2.2%
Alltel Corp.,
7.00%, 7/01/12 (d)		5,000	5,425,265
CC Holdings GS V LLC/Crown Castle GS III Corp.,
7.75%, 5/01/17 (c)		750	819,375
Cricket Communications, Inc.,
7.75%, 5/15/16		1,000	1,037,500
Nextel Communications, Inc.,
Series E, 6.88%, 10/31/13		680	681,700

			7,963,840

Total Corporate Bonds – 25.8%			91,996,598

Floating Rate Loan Interests (a)
Aerospace & Defense – 0.1%
L-1 Identity Solutions Operating Co., Tranche B-1 Term Loan,
4.50%, 8/05/13		429	427,618

Auto Components – 0.3%
Allison Transmission, Inc., Term Loan,
3.02% - 3.04%, 8/07/14		476	464,577
The Goodyear Tire & Rubber Co., Loan (Second Lien),
1.96%, 4/30/14		450	437,625

			902,202

Chemicals – 0.5%
Brenntag Holding GmbH & Co. KG:
Acquisition Facility 1, 3.76% - 4.23%,
1/20/14		58	57,816
Facility B2, 3.76% - 3.79%,
1/20/14		333	332,264
Huish Detergents, Inc., Loan (Second Lien),
4.52%, 10/26/14		500	468,333
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien),
3.52% - 3.54%, 7/30/14		981	940,253

			1,798,666

Commercial Services & Supplies – 0.5%
Ceridian Corp., US Term Loan,
3.26% - 3.27%, 11/09/14		991	939,591
Laureate Education, Inc., Series A New Term Loan,
7.00%, 8/15/14		988	982,872

			1,922,463

Floating Rate Loan Interests (a)
Diversified Consumer Services – 0.3%
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.26% - 3.28%,
11/14/14		737	641,053
Term Loan, 3.28%,
11/14/14		490	427,131

			1,068,184

Food & Staples Retailing – 0.4%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1,
3.57%, 7/06/15	GBP	1,000	1,442,714

Health Care Equipment & Supplies – 0.1%
DJO Finance LLC (ReAble Therapeutics Fin LLC), Term Loan,
3.26%, 5/20/14	USD	404	396,679

Health Care Providers & Services – 0.3%
CHS/Community Health Systems, Inc.:
Extended Term Loan, 3.79%,
1/25/17		157	156,675
Non-Extended Delayed Draw Term Loan, 2.54%,
7/25/14		329	320,588
HCA, Inc., Tranche A-1 Term Loan,
1.55%, 11/16/12		657	646,251

			1,123,514

Hotels, Restaurants & Leisure – 0.3%
Caesar’s Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co.), Term B-2 Loan,
3.29%, 1/28/15		1,219	1,102,055

Household Durables – 0.1%
Jarden Corp., Term Loan B5,
3.55%, 1/26/15		148	149,343

Independent Power Producers & Energy Traders – 0.4%
Texas Competitive Electric Holdings Co., LLC (TXU), Initial Tranche B-2 Term Loan,
3.76%, 10/10/14		1,943	1,498,897

IT Services – 0.1%
SunGard Data Systems, Inc. (Solar Capital Corp.), Incremental Term Loan,
6.75%, 2/28/14		480	481,222

Media – 1.5%
Cengage Learning Acquisitions, Inc. (Thompson Learning), Tranche 1 Incremental Term Loan,
7.50%, 7/03/14		982	992,683
Charter Communications Operating LLC, Term C Loan,
3.56%, 9/06/16		436	430,075
HMH Publishing Co. Ltd. (AKA Education Media), Tranche A Term Loan,
5.76%, 6/12/14		613	566,923
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		650	693,875
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.26%,
8/09/13		30	29,532
Class B Dollar Term Loan, 4.01%,
5/01/16		1,110	1,102,858
Class C Dollar Term Loan, 4.01%,
5/01/16		492	486,088
SW Acquisitions Co., Inc., Term Loan,
5.75%, 6/01/16		495	498,249
UPC Financing Partnership, Facility U,
4.81%, 12/31/17	EUR	500	634,496

			5,434,779

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value
Paper & Forest Products – 0.1%
Georgia-Pacific LLC, Term Loan B,
2.30%, 12/23/12		266	$265,457

Professional Services – 0.3%
Booz Allen Hamilton, Inc.:
Tranche B Term Loan, 7.50%,
7/31/15	USD	490	491,462
Tranche C Term Loan, 6.00%,
7/31/15		495	495,866

			987,328

Software – 0.1%
First Data Corp., Initial Tranche B-2 Term Loan,
3.01%, 9/24/14		472	434,788

Total Floating Rate Loan Interests – 5.4%			19,435,909

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 20.1%
Adjustable Rate Mortgage Trust:
Series 2005-5, Class 5A21, 3.02%,
9/25/35 (a)		3,391	2,620,686
Series 2007-1, Class 3A21, 5.88%,
3/25/37 (a)		1,598	1,463,396
Banc of America Funding Corp.:
Series 2004-B, Class 5A1, 3.24%,
11/20/34 (a)		3,276	2,769,264
Series 2006-E, Class 2A1, 5.63%,
6/20/36 (a)		4,390	2,994,635
Series 2007-A, Class 2A1, 0.42%,
2/20/47 (a)		2,029	1,464,444
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A5, 2.93%, 5/25/35 (a)		2,845	2,810,075
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-6, Class 2A1, 2.62%, 8/25/35 (a)		11,191	7,994,186
Bear Stearns Alt-A Trust:
Series 2005-4, Class 21A1, 3.01%,
5/25/35 (a)		5,011	3,310,354
Series 2005-7, Class 24A1, 5.42%,
9/25/35 (a)		11,040	7,812,735
Chase Mortgage Finance Corp., Series 2005-A1,
Class 2A1, 2.95%, 12/25/35 (a)		7,536	6,496,066
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%, 10/25/37		3,658	2,927,325
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A3, 5.25%,
6/25/35		2,531	2,151,233
Series 2005-23CB, Class A15, 5.50%,
7/25/35		2,329	2,106,435
Series 2005-86CB, Class A8, 5.50%,
2/25/36		3,572	3,262,884
Series 2006-24CB, Class A23, 6.00%,
6/25/36		2,569	1,963,895
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2007-17, Class 1A1, 6.00%,
10/25/37		2,561	2,274,573
Series 2007-HY3, Class 4A1, 5.82%,
6/25/47 (a)		4,284	3,941,287

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Indymac Index Mortgage Loan Trust,
Series 2006-AR31, Class A3, 5.59%, 11/25/36 (a)		3,005	2,276,568
JPMorgan Mortgage Trust:
Series 2006-A4, Class 4A2, 5.68%,
6/25/36 (a)		882	860,178
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		2,610	2,414,449
Master Asset Securitization Trust, Series 2006-1,
Class 4A1, 5.75%, 2/25/21		1,589	1,588,935
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.38%,
8/25/11 (a)		1,322	1,309,574
Series 2006-6, Class A1, 0.37%,
11/25/11 (a)		2,579	2,543,673
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR13, Class A2, 5.49%, 9/25/36 (a)		2,711	2,291,674

			71,648,524

Commercial Mortgage-Backed Securities – 42.4%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%,
8/11/11		3,895	3,948,486
Series 2007-3, Class A2, 5.66%,
7/10/12 (a)		7,000	7,274,389
Bear Stearns Commercial Mortgage Securities,
Series 2002-T0P6, Class A2, 6.46%, 10/15/36		1,584	1,650,057
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class ASB, 5.70%, 2/10/17 (a)		5,000	5,386,297
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD2, Class AAB, 5.38%,
1/15/46 (a)		4,000	4,238,302
Series 2007-CD4, Class ASB, 5.28%,
12/11/49		9,000	9,302,968
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class AAB, 5.81%, 1/10/17 (a)		10,000	10,755,501
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4, 5.44%, 9/15/34		3,253	3,305,485
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class ASB, 5.28%, 5/10/15 (a)		7,992	8,473,302
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG9, Class A2, 5.38%,
7/10/12		583	599,205
Series 2007-GG9, Class AAB, 5.44%,
9/10/16		13,633	14,406,607
Series 2007-GG11, Class A2, 5.60%,
7/10/13		5,000	5,235,068
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%,
3/10/11 (a)		5,742	5,771,937
Series 2006-GG6, Class AAB, 5.59%,
9/10/15 (a)		5,320	5,634,738
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB15, Class ASB, 5.79%,
9/12/15 (a)		10,000	10,657,631

See Notes to Financial Statements.

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-LD11, Class A2, 5.80%,
7/15/12 (a)	USD	7,000	$7,249,436
Series 2007-LD11, Class ASB, 5.82%,
10/15/16 (a)		7,700	8,164,931
LB-UBS Commercial Mortgage Trust:
Series 2001-C2, Class A2, 6.65%,
11/15/27		3,311	3,318,874
Series 2006-C7, Class A2, 5.30%,
11/15/11		3,000	3,061,520
Series 2007-C1, Class AAB, 5.40%,
2/15/40		11,174	11,712,742
Morgan Stanley Capital I, Inc.,
Series 2007-IQ14, Class AAB, 5.65%, 4/15/49 (a)		10,000	10,559,607
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A2, 5.86%, 7/15/12 (a)		10,196	10,603,143

			151,310,226

Total Non-Agency Mortgage-Backed Securities – 62.5%			222,958,750

Taxable Municipal Bonds
State of California Various Purposes GO,
5.65%, 4/01/39 (a)		5,000	5,281,500
State of Illinois GO Series 2010 MB,
3.32%, 1/01/13		3,105	3,112,825

Total Taxable Municipal Bonds – 2.3%			8,394,325

Total Long-Term Investments (Cost – $299,693,623) – 99.5%			355,223,282

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (f)(g)		6,109,555	6,109,555

Total Short-Term Securities (Cost – $6,109,555) – 1.7%			6,109,555

Total Investments (Cost – $305,803,178*) – 101.2%			361,332,837
Liabilities in Excess of Other Assets – (1.2)%			(4,450,428)

Net Assets – 100.0%			$356,882,409

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$306,505,552

Gross unrealized appreciation	$55,142,904
Gross unrealized depreciation	(315,619)

Net unrealized appreciation	$54,827,285

(a)	Variable rate security. Rate shown is as of report date.
(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	All or a portion of security pledged as collateral for reverse repurchase agreements.
(e)	US dollar denominated security issued by foreign domiciled entity.
(f)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	27,010,915	(20,901,360)	6,109,555	$176	$18,943

(g)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
UBS AG	0.38%	09/07/10	07/15/13	$2,170,615	$2,147,000
Deutsche Bank	0.25%	10/04/10	11/07/13	$3,184,734	$3,159,938

Total					$5,306,938

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD 1,269,160	GBP	799,000	Citibank, N.A.	1/19/11	$23,632
USD 1,496,503	EUR	1,093,000	Deutsche Bank	1/28/11	35,988

Total					$59,620

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	9

Schedule of Investments (continued)

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Marathon Oil Corp.	1.00%	Deutsche Bank AG	9/20/14	USD	5,000	$(177,349)
Nordstrom, Inc.	1.00%	Credit Suisse International	9/20/14	USD	5,000	(263,807)
R.R. Donnelley & Sons Co.	1.00%	Citibank N.A.	9/20/14	USD	1,000	(66,154)
Simon Property Group, LP	1.00%	Citibank N.A.	9/20/14	USD	5,000	(332,417)
Staples, Inc.	1.00%	Credit Suisse International	9/20/14	USD	5,000	(133,040)
Sunoco, Inc.	1.00%	Citibank N.A.	9/20/14	USD	5,000	(356,586)
Westvaco Corp.	1.00%	JPMorgan Chase Bank, N.A.	9/20/14	USD	5,000	54,788

Total						$(1,274,565)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset Backed Securities	–	$12,173,440	–	$12,173,440
Common Stocks	–	–	$264,260	264,260
Corporate Bonds	–	91,996,598	–	91,996,598
Floating Rate Loan Interests	–	18,868,986	566,923	19,435,909
Non-Agency Mortgage-Backed Securities	–	222,958,750	–	222,958,750
Taxable Municipal Bonds	–	8,394,325	–	8,394,325
Short-Term Securities	$6,109,555	–	–	6,109,555

Total	$6,109,555	$354,392,099	$831,183	$361,332,837

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	–	$59,620	–	$59,620
Credit contracts	–	54,788	–	54,788
Liabilities:
Credit contracts	–	(1,329,353)	–	(1,329,353)

Total	–	$(1,214,945)	–	$(1,214,945)

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Assets/Liabilities:	Common Stocks	Floating Rate Loan Interests	TALF Loans	Total
Balance, as of December 31, 2009	–	$5,912,045	(65,723,279)	$(59,811,234)
Accrued discounts/premiums	–	98,061	–	98,061
Net realized gain (loss)	–	199,341	–	199,341
Net change in unrealized appreciation/depreciation[2]	$(138,101)	522,784	–	384,683
Purchases	402,361	428,492	–	830,853
Sales	–	(5,583,099)	65,723,279	60,140,180
Transfers in3	–	–	–	–
Transfers out[3]	–	(1,010,701)	–	(1,010,701)

Balance, as of December 31, 2010	$264,260	$566,923	–	$831,183

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/ depreciation on securities still held at December 31, 2010 was $(212,346).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	11

Statement of Assets and Liabilities

December 31, 2010
Assets
Investments at value – unaffiliated (cost – $299,693,623)	$355,223,282
Investments at value – affiliated (cost – $6,109,555)	6,109,555
Interest receivable	2,797,863
Swap premiums paid	1,189,082
Foreign currency at value (cost – $676,860)	688,778
Investments sold receivable	182,966
Unrealized appreciation on foreign currency exchange contracts	59,620
Unrealized appreciation on swaps	54,788
Dividends receivable – affiliated	1,407
Prepaid expenses	15,684

Total assets	366,323,025

Liabilities
Reverse repurchase agreements	5,306,938
Trail commissions payable	2,035,490
Unrealized depreciation on swaps	1,329,353
Investment advisory fees payable	406,508
Collateral received for swap contracts	100,000
Service fees payable	80,099
Bank overdraft	14,385
Officer’s and Trustees’ fees payable	11,058
Interest expense payable	4,582
Other accrued expenses payable	152,203

Total liabilities	9,440,616

Net Assets	$356,882,409

Net Assets Consist of
Paid-in capital	$301,807,488
Distributions in excess of net investment income	(924,603)
Accumulated net realized gain	1,672,884
Net unrealized appreciation/depreciation	54,326,640

Net Assets	$356,882,409

Net Asset Value
Based on net assets of $356,882,409 and 306,125 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1,165.81

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Statement of Operations

Year Ended December 31, 2010
Investment Income
Interest	$36,392,895
Dividends – affiliated	18,943

Total income	36,411,838

Expenses
Investment advisory	5,377,483
Service	935,135
Administration	180,030
Professional	131,552
Transfer agent	50,281
Officer and Trustees	38,132
Custodian	33,388
Printing	20,249
Miscellaneous	51,547

Total expenses excluding interest expense	6,817,797
Interest expense	1,708,041

Total expenses	8,525,838
Less fees waived by advisor	(7,705)

Total expenses after fees waived	8,518,133

Net investment income	27,893,705

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	17,853,737
Swaps	(1,487,143)
Foreign currency transactions	161,601
Financial futures contracts	(29,596)

16,498,599

Net change in unrealized appreciation/depreciation on:
Investments	(8,141,062)
Swaps	921,227
Foreign currency transactions	(12,768)

(7,232,603)

Total realized and unrealized gain	9,265,996

Net Increase in Net Assets Resulting from Operations	$37,159,701

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year Ended December 31, 2010	Period February 27, 2009[1] to December 31, 2009
Operations
Net investment income	$27,893,705	$24,536,619
Net realized gain	16,498,599	11,774,028
Net change in unrealized appreciation/depreciation	(7,232,603)	61,559,243

Net increase in net assets resulting from operations	37,159,701	97,869,890

Dividends and Distributions to Shareholders From
Net investment income	(30,367,601)	(25,187,757)
Net realized gain	(12,796,026)	(11,625,286)
Tax return of capital	–	(75,017)

Decrease in net assets resulting from dividends and distributions to shareholders	(43,163,627)	(36,888,060)

Capital Transactions
Net increase (decrease) in net assets derived from capital share transactions including offering costs charged to capital	(4,245)	301,908,750

Net Assets
Total increase (decrease) in net assets	(6,008,171)	362,890,580
Beginning of period	362,890,580	–

End of period	$356,882,409	$362,890,580

Distributions in excess of net investment income	$(924,603)	$(340,717)

[1]	Commencement of operations.

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Statement of Cash Flows

Year Ended December 31, 2010
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$37,159,701
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in swap premiums paid	2,483,828
Decrease in interest receivable	267,783
Decrease in prepaid expenses	4,453
Decrease in dividends receivable - affiliated	1,291
Decrease in trail commissions payable	(918,288)
Decrease in interest expense payable	(110,579)
Increase in collateral received for swap contracts	100,000
Increase in other accrued expense payable	95,835
Decrease in service fees payable	(4,711)
Decrease in investment advisory fees payable	(79,323)
Decrease in other affiliates payable	(10,147)
Decrease in Officer’s and Trustees’ fees payable	(385)
Net change in unrealized (appreciation)/depreciation	7,232,603
Net realized gain from sales of long-term investments	(26,413,229)
Amortization of premium and discount on investments	(4,599,122)
Proceeds from sales and paydowns of long-term investments	171,397,161
Purchases of long-term investments	(73,040,888)
Net proceeds from sales of short-term securities	20,901,360

Cash provided by operating activities	134,467,343

Cash Used for Financing Activities
Cash receipts from borrowings	71,495,566
Cash payments from borrowings	(162,139,657)
Decrease in capital shares transactions	(4,245)
Cash dividends paid to shareholders	(43,187,863)
Increase in bank overdraft	1,687

Cash used for financing activities	(133,834,512)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	11,449

Cash
Net increase in foreign currency	644,280
Foreign currency at beginning of year	44,498

Foreign currency at end of year	$688,778

Cash Flow Information
Cash paid during the period for interest	$1,818,620

A Statement of Cash Flows is presented when the Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	15

Financial Highlights

	Year Ended December 31, 2010	Period February 27, 2009[1] to December 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$1,185.43	$1,000.00 [2]

Net investment income[3]	91.12	80.15
Net realized and unrealized gain	30.27	239.55

Net increase from investment operations	121.39	319.70

Dividends and distributions from:
Net investment income	(99.20)	(82.27)
Net realized gain	(41.80)	(37.98)
Tax return of capital	–	(0.25)

Total dividends and distributions	(141.00)	(120.50)

Capital charges with respect to issuance of shares	(0.01)	(13.77)[4]

Net asset value, end of period	$1,165.81	$1,185.43

Total Investment Return[5]
Based on net asset value	10.43%	30.98%[6]

Ratios to Average Net Assets
Total expenses	2.26%	2.06%[7,8]

Total expenses after fees waived	2.26%	2.05%[8]

Total expenses after fees waived and excluding interest expense	1.81%	1.78%[8]

Net investment income	7.41%	8.16%[8]

Supplemental Data
Net assets, end of period (000)	$356,882	$362,891

Borrowings outstanding, end of period (000)	$5,307	$95,951

Average borrowings outstanding, during the period (000)	$55,016	$28,104

Portfolio turnover	18%	44%

Asset coverage, end of period per $1,000	$68,248	$4,782

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charges from initial offering price of $1,025.64 per share.
[3]	Based on average shares outstanding.
[4]	Includes $11.84 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.
[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Excludes 0.25% trail commissions treated as offering costs charged to paid-in capital.
[8]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Fixed Income Value Opportunities (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: The Trust fair values its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Trustees (the “Board”). The Trust values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over the counter (“OTC”) options are valued by an independant pricing service using a mathematical model which incorporates a number of market factors, such as trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Trust’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	17

Notes to Financial Statements (continued)

The Trust reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investments in IOs.

Floating Rate Loan Interests: The Trust may invest in floating rate loan interests. The floating rate loans the Trust holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trust may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

When a Trust buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Trust earns and/or pays facility and other fees on floating rate loan interests, which are included in Interest in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Notes to Financial Statements (continued)

Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements) the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and of discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for each of the two periods ended December 31, 2010. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs totaling $4,198,495, including estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under US GAAP, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. For the year ended December 31, 2010, additional estimated trail commissions of $4,245 were charged to paid-in-capital.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	19

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trust’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trust do not give rise to counterparty credit risk, as options written obligate the Trust to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trust may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Trust and each of its respective counterparties. The ISDA Master Agreement allows the Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trust from its counterparties are not fully collateralized contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trust manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Trust purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Trust and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trust enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currency backing some of the investments held by the Trust. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty does not perform its obligation under the agreement.

Options: The Trust purchases and writes call and put options to increase or decrease its exposure to underlying instruments (equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Trust purchases (writes) an option, an amount equal to the premium paid (received) by the Trust is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Notes to Financial Statements (continued)

When the Trust writes a call option, such option is “covered,” meaning that the Trust holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trust may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Trust purchasing or selling a security at a price different from the current market value.

Swaps: The Trust enters into swap agreements, in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trust are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Trust enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Trust enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of December 31, 2010
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$59,620
Credit contracts	Unrealized appreciation on swaps	54,788	Unrealized depreciation on swaps	$1,329,353

Total		$114,408		$1,329,353

The Effect of Derivative Instruments in the Statement of Operations Year Ended December 31, 2010
Net Realized Gain (Loss) from
Credit contracts:
Swaps	$(1,487,143)
Foreign currency exchange contracts:
Foreign currency transactions	304,698
Interest rate contracts:
Financial futures contracts	(29,596)
Options*	(56,681)

Total	$(1,268,722)

Net Change in Unrealized Appreciation/Depreciation on
Credit contracts:
Swaps	$921,227
Foreign currency exchange contracts:
Foreign currency transactions	(24,178)

Total	$897,049

*	Options purchased are included in the net realized gain (loss) from investments.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	21

Notes to Financial Statements (continued)

For the year ended December 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	28
Average number of contracts sold	28
Average notional value of contracts purchased	$6,789,063
Average notional value of contracts purchased	$6,789,063
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	2
Average number of contracts – US dollars sold	1
Average US dollar amounts purchased	$6,151,278
Average US dollar amounts sold	$706,081
Options:
Average number of contracts purchased	73
Average notional value of contracts purchased	$18,000,625
Credit default swaps:
Average number of contracts – buy protection	12
Average notional value – buy protection	$40,500,000

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trust for 1940 Act purposes, but BAC and Barclays are not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee, at the annual rate of 1.25%, based on the average daily total assets, (including any assets attributable to borrowings) minus the average sum of total liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Trust’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

PFPC Trust Company (“PTC”) serves as custodian for the Trust. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Trust. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Trust. For the year ended December 31, 2010, the Trust paid $17,195 to affiliates in return for these services, which are included in custodian in the Statement of Operations.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010 The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agent fees borne by the Trust are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. For the year ended December 31, 2010, the Trust paid $26,152 to affiliates in return for these services, which are included in transfer agent in the Statement of Operations.

BNYMIS serves as administrator for the Trust. For these services, the administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Trust. The administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.034% of the first $500 million, 0.029% of the next $500 million and 0.0225% of average daily net assets in excess of $1 billion; plus an annual base fee of $50,000. In addition, BNYMIS may at its discretion, voluntarily waive all or any portion of its administration fees for the Trust. For the year ending December 31, 2010, the Trust paid $88,914 to affiliates in return for these services, which are included in administration in the Statement of Operations.

The Trust entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Trust’s Plan of Distribution, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to BRIL, all or a portion of which may be reallowed to selling agents. As of December 31, 2010, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $3,630,245. Any changes in the estimated amounts will be recorded as

22	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Notes to Financial Statements (continued)

an adjustment to paid-in capital in the period determined. For the year ended December 31, 2010, the Trust recorded $4,245 as an adjustment to paid-in capital for trail commission, and paid trail commissions to BRIL of $922,533.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of shares owned by customers of the selling agent or, if applicable, BRIL. This amount is shown as service in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2010, were $61,369,495 and $159,788,917, respectively.

Purchases and sales of US government securities for the year ended December 31, 2010, were $11,671,393 and $11,654,309, respectively.

5. Borrowings:

For the year ended December 31, 2010, the Trust’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and Term Asset-Backed Securities Loan Facility (“TALF”) was approximately $55,015,623 and the daily weighted average interest rate was 2.49%.

For the year ended December 31, 2010, the Trust borrowed under the TALF. The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Trust posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities.

The non-recourse provision of the TALF loans allowed the Trust to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities fell below the outstanding amount of the loans. The Trust could repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans was typically paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contained provisions to address instances in which interest payments on Eligible Securities fell short of amounts due to the FRBNY. The Trust paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred. The Trust also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statement of Operations.

Since the Trust had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Trust associated with the TALF loans were limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Trust.

The Trust elected to account for the outstanding TALF loans at fair value. The Trust elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/ Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies included, but were not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combined the present value of the future loan cash flows, plus the value of the non-recourse option.

During the year ended December 31, 2010, the Trust repaid their outstanding TALF loans and the Eligible Securities posted as collateral were returned to the Trust.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to foreign currency transactions, accounting for swap agreements and amortization methods on fixed income securities were reclassified to the following accounts:

Distributions in excess of net investment income	$1,890,010
Accumulated net realized gain	$(1,890,010)

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	23

Notes to Financial Statements (concluded)

The tax character of distributions paid during the fiscal year ended December 31, 2010 and the fiscal period of February 27, 2009 to December 31, 2009 were as follows:

	12/31/2010	12/31/2009
Distributions paid from:
Ordinary income	$33,199,258	$36,681,050
Net long-term capital gain	9,964,369	131,993
Tax return of capital	—	75,017

Total distributions	$43,163,627	$36,888,060

As of December 31, 2010, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$233,881
Undistributed long term capital gains	1,656,183
Net unrealized gains*	53,184,857

Total	$55,074,921

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the accounting for swap agreements and amortization methods for premiums and discounts on fixed income securities.

7. Concentration, Market, Credit, Liquidity and Limited Term Risk:

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

The Trust is designed primarily for long term investors and an investment in the Trust’s shares should be considered to be illiquid. The Trust’s shares will not be listed for trading on a securities exchange. Shareholders may not be able to sell their shares as it is unlikely that a secondary market for the shares will develop or, if a secondary market does develop, shareholders may be able to sell their shares only at substantial discounts from net asset value. The Trust may, but is not obligated to, conduct tender offers to repurchase outstanding shares. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase shares that are tendered, which may increase risks for remaining shareholders and increase Trust expenses.

It is anticipated that the Trust will terminate on or before December 31, 2014. While the Manager expects the Trust to maintain a term of six years, the Trust’s term may be shorter depending on market conditions. Beginning in 2012, the Manager may begin liquidating all or a portion of the Trust’s portfolio. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money.

8. Capital Shares Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share. The shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Shares issued and outstanding during the period February 27, 2009 to December 31, 2009 increased by 306,125 as a result of shares sold.

Shares issued and outstanding remained constant for the year ended December 31, 2010.

Beginning in 2011, the Trust may choose to conduct annual tender offers for up to 25% of its shares then outstanding in the sole discretion of its Board. In a tender offer, the Trust repurchases outstanding shares at the Trust’s net asset value on the last day of the offer. In any given year, the Manager may or may not recommend to the Board that the Trust conduct a tender offer. Accordingly, there may be years in which no tender offer is made. The Trust did not make a tender offer for its shares in 2009 or 2010.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events of the Trust’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On February 24, 2011, the Trust commenced a tender offer for approximately 20% of its outstanding shares. The final acceptance date of the tender is March 25, 2011 and the payable date is March 30, 2011.

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Fixed Income Value Opportunities:

We have audited the accompanying statement of assets and liabilities of BlackRock Fixed Income Value Opportunities (the “Trust”), including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period February 27, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fixed Income Value Opportunities as of December 31, 2010, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 27, 2009 (commencement of operations) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania February  25, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trust for the fiscal year ended December 31, 2010:

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents*	98.93%

*	Represents the portion of the ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Trust distributed long-term capital gains of $32.55 per share to shareholders of record on December 29, 2010.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	25

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2009	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2009	Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2009	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2009	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

26	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2009	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer VWR Scientific Products Corporation from 1990 to 1999.	99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2009	Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisors under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	99 RICs consisting of 97 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2009	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	99 RICs consisting of 97 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72, which may be extended subject to the discretion of the Trust’s board.

[2]

Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Trust’s board in 2009, each trustee first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998 and Karen P. Robards, 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 289 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 289 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	27

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Administrator and Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Custodian PFPC Trust Company Philadelphia, PA 19153

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Effective November 12, 2010, Ira Shapiro became Secretary of the Trust.

28	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

Additional Information

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or the Trust’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010	29

Additional Information (concluded)

the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those

BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2010

Total Fiscal Year-to-Date Cumulative Distributions by Character			Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains	Total Per Share	Net Investment Income	Net Realized Capital Gains	Total Per Share
$99.20	$41.80	$141.00	70.3546%	29.6454%	100.0000%

30	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

FIVO-12/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Fixed Income Value Opportunities	$65,000	$72,000	$0	$0	$31,100	$6,100	$0	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Fixed Income Value Opportunities	$41,877	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)    Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2010.

(a)(1)	The Fund is managed by a team of investment professionals comprised of John Burger, Managing Director at BlackRock, James Keenan, Managing Director at BlackRock, Thomas Musmanno, Managing Director at BlackRock, John Vibert, Managing Director at BlackRock and Mark Warner, Managing Director at BlackRock. Each is a member of BlackRock’s Fundamental Fixed Income group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Burger, Keenan, Musmanno, Vibert and Warner have each been members of the registrant’s portfolio management team since 2009.

Portfolio Manager	Biography
John Burger	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.

James Keenan	Managing Director of BlackRock, Inc. since 2008 and Head of the Leveraged Finance Portfolio Team; Director of BlackRock, Inc. from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.

Thomas Musmanno	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Director of MLIM from 2004 to 2006.

John Vibert	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2008 - 2009; Managing Director of Credit Suisse from 2005 - 2008; Executive Director at Morgan Stanley from 2003 - 2005.

Mark Warner	Managing Director of BlackRock, Inc. since 2001.

(a)(2)	As of December 31, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Burger	4	1	59	0	0	0
	$1.52 Billion	$40.15 Million	$15.85 Billion	$0	$0	$0
James Keenan	24	20	29	0	10	3
	$10.29 Billion	$5.95 Billion	$5.46 Billion	$0	$2.19 Billion	$461.5 Million

Thomas Musmanno	6	8	59	0	2	0
	$3.05 Billion	$1.87 Billion	$17.04 Billion	$0	$881.5 Million	$0
John Vibert	0	6	8	0	4	0
	$0	$4.46 Billion	$5.74 Billion	$0	$3.68 Billion	$0
Mark Warner	0	8	4	0	0	0
	$0	$4 Billion	$2.04 Billion	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. (individually and together with its affiliates, “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Keenan, Musmanno and Vibert currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Applicable Benchmarks
John Burger	Lipper Income and Preferred Stock Closed-end Funds classification.

James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Thomas Musmanno	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, BofA Merrill Lynch 1-3 Year US Corporate & Government Index, BofA Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

John Vibert	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Mortgage-Backed Securities Index), certain customized indices and certain fund industry peer groups.

Mark Warner	A combination of market-based indices (e.g., Barclays Capital U.S. Investment-Grade CMBS Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. CMBS (ERISA Only) Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Keenan and Warner have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Burger, Keenan, Musmanno and Warner have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
John Burger	None
James Keenan	None
Thomas Musmanno	None
John Vibert	None
Mark Warner	None

(b) Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–

Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto (a)(1) – Code of Ethics – See Item 2 (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Fixed Income Value Opportunities

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Fixed Income Value Opportunities

Date: March 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Fixed Income Value Opportunities

Date: March 4, 2011